SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEUTHOLD FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEUTHOLD FUNDS, INC.
33 South Sixth Street
Suite 4600
Minneapolis, Minnesota 55402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

          Notice is hereby given that a special meeting (“Special Meeting”) of the shareholders of each series of the Leuthold Funds, Inc. (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Leuthold Funds, Inc. located at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota, on Monday, May 13, 2013, at 10:00 a.m. (Central Time) for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated April 4, 2013:

          1.          To elect directors for all of the Funds.

          2.          To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

          The Funds are the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund. The close of business on Monday, March 25, 2013 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. If you have any questions, please feel free to contact the Funds at 1-800-273-6886.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

          Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card(s) by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

By Order of the Board of Directors,

Holly J. Weiss, Secretary
April 4, 2013

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on May 13, 2013

          This Proxy Statement and copies of the Funds’ most recent annual report to shareholders are available at www.proxyonline.com/docs/leuthold2013.pdf

Frequently Asked Questions

Why have I received this proxy statement?

          The Board of Directors (the “Board”) of the series of Leuthold Funds, Inc. is sending you this proxy statement to ask for your vote as a shareholder of the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund (each a “Fund” and, collectively, the “Funds”). You will vote on the election of four directors to the Board of Directors of Leuthold Funds, Inc.

Who can vote?

          You can vote your shares of each Fund you own if our records show that you owned the shares on March 25, 2013, the record date for our meeting. A total of 37,683,212 shares of common stock of the Leuthold Core Investment Fund can vote at the special meeting; a total of 32,717,107 shares of common stock of the Leuthold Asset Allocation Fund can vote at the special meeting; a total of 31,788,309 shares of common stock of the Leuthold Global Fund can vote at the special meeting; a total of 980,674 shares of common stock of the Leuthold Select Industries Fund can vote at the special meeting; a total of 631,492 shares of common stock of the Leuthold Global Industries Fund can vote at the special meeting; and a total of 7,487,865 shares of common stock of the Grizzly Short Fund can vote at the special meeting. You have one vote for each share of common stock and a fractional vote for each fractional share. Retail shares and Institutional shares will vote together as a single class for the election of directors. The enclosed proxy card shows the number of shares you can vote.

How do I vote?

          For your convenience, you may vote your shares in the following four ways:

          In Person: You may vote your shares in person at the special meeting if you attend.

          By Mail: You may vote your shares by completing, dating, signing and returning your proxy card(s) by mailing it in the enclosed postage-paid envelope.

          By Telephone: You may vote your shares by telephone. To do so, please have your proxy card(s) available, call the toll-free number on the proxy card and follow the simple instructions.

          Via the Internet: You may vote your shares via the Internet. To do so, please have your proxy card(s) available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

          The proxyholders named on the proxy card, John C. Mueller, Holly J. Weiss and Roger A. Peters, will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the election of directors, the proxyholders will vote for you on the proposals. Unless you instruct otherwise, the proxyholders will vote for the director nominees for the Funds.

What if other matters come up at the Special Meeting?

          The matters described in this proxy statement are the only matters we know will be voted on at the special meeting. If other matters are properly presented at the special meeting, the proxyholders will vote your shares as they see fit.

i

Can I change my vote?

          Yes. You may revoke your proxy at any time before it is exercised by giving the Funds’ Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the special meeting. Your attendance at the special meeting does not automatically revoke your proxy.

How are votes counted?

          Under Maryland law and pursuant to the Funds’ bylaws, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as directors. Abstentions and broker non-votes will have no effect on the election of directors.

What happens if the special meeting is adjourned?

          The special meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve a proposal are not received. In determining whether to adjourn the special meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes voted for and against a proposal, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the special meeting in person or by proxy. For purposes of any adjournment, proxies will be voted “FOR” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

What constitutes a quorum?

          A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. A quorum is present if a majority of the votes of the shares of a Fund entitled to be cast are present in person or by proxy. If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card.

Who pays for this proxy solicitation?

          The Funds are paying the costs of this proxy solicitation. In addition to sending you these materials, some of the Funds’ officers and agents, and officers and agents of the investment adviser to the Funds, may contact you by telephone, by mail or in person. None of these officers will receive any extra compensation for doing this. The investment adviser to each Fund is Leuthold Weeden Capital Management, 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402.

LEUTHOLD FUNDS, INC.
33 South Sixth Street
Suite 4600
Minneapolis, Minnesota 55402
www.leutholdfunds.com

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, MAY 13, 2013

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the series of Leuthold Funds, Inc. (each a “Fund” and, collectively, the “Funds”), to be voted at the special meeting of shareholders (the “Special Meeting”) to be held at the offices Leuthold Funds, Inc. located at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota, on Monday, May 13, 2013, at 10:00 a.m. (Central Time), and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Funds are the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund. The mailing of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy cards will take place on or about Friday, April 5, 2013.

GENERAL INFORMATION

          All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the election of the persons nominated for election as directors of the Funds, and in the discretion of the persons named as proxies in the enclosed form of proxy (namely, John C. Mueller, Holly J. Weiss and Roger A. Peters) on any other business or matters that may properly come before the Special Meeting, in accordance with their best judgment. Other than the election of directors, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders at the Special Meeting. For purposes of the Maryland General Corporation Law, the Special Meeting is designated as the annual meeting for 2013.

          Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by (1) giving notice to the Secretary of the Funds; (2) by submitting a subsequent proxy; or (3) by personally casting his or her vote in person. Presence at the Special Meeting of a shareholder who has executed a proxy does not in itself revoke a proxy.

          The Board of Directors has fixed the close of business on Monday, March 25, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, a total of 37,683,212 shares of common stock of the Leuthold Core Investment Fund can vote at the special meeting; a total of 32,717,107 shares of common stock of the Leuthold Asset Allocation Fund can vote at the special meeting; a total of 31,788,309 shares of common stock of the Leuthold Global Fund can vote at the special meeting; a total of 980,674 shares of common stock of the Leuthold Select Industries Fund can vote at the special meeting; a total of 631,492 shares of common stock of the Leuthold Global Industries Fund can vote at the special meeting; and a total of 7,487,865 shares of common stock of the Grizzly Short Fund can vote at the special meeting. Each share of common stock is entitled to one vote on each matter to be presented at the meeting and each fractional share is entitled to a fractional vote. Retail shares and Institutional shares will vote together as a single class for the election of directors. At the Special Meeting, a quorum will exist if a majority of the shares of common stock entitled to be cast thereon is represented in person or by proxy.

          The Funds will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request by calling the toll free number 1-800-273-6886 or writing to the Secretary of the Funds at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402.

ELECTION OF DIRECTORS

          The overall management of the business and affairs of the Funds is vested with the Board of Directors (the “Board”). The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds. The day-to-day operations of the Funds are delegated to their officers, subject to the investment objectives and policies of the Funds and to general supervision by the Board.

          The Board anticipates that the nominees for election as directors will be candidates when the election is held. However, if for any reason a nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of director). Biographical information regarding each nominee is presented below. If elected by the shareholders, their election will be effective as of May 13, 2013.

Management Information

          The name, age (as of January 31, 2013), address, principal occupations during the past five years, and other information with respect to each of the nominees for director are set forth below, along with information for the officers of the Funds. The Funds form a “Fund Complex,” as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held (during past five years) by Director

“Noninterested Persons”

Lawrence L. Horsch c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm.	6	None

Age: 78

Paul M. Kelnberger c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since 1995	Consultant to Johnson, West & Co., PLC.	6	None

Age: 69

Addison L. Piper c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2008	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies.	6	Piper Jaffray Companies and Renaissance Learning, Inc.

Age: 66

“Interested Persons”

John C. Mueller 33 South Sixth Street Suite 4600	Director	Indefinite, Director since 2008	Co-Chief Executive Officer of The Leuthold Group since 2005.	6	None
Minneapolis, MN 55402 Age: 44	President	One year term, President since 2011	Involved in Sales and Marketing for The Leuthold Group since 2001.

          Qualification of Directors

Noninterested Persons

          Lawrence L. Horsch’s long experience as a management consultant has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors. Paul M. Kelnberger has extensive experience in the accounting industry that has provided him with an extensive knowledge of financial statements and significant financial knowledge, which knowledge he brings to the Board of Directors in a relatable, effective way. Addison L. Piper has extensive experience in the financial industry, having served as the chief executive officer of a financial services company, that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board of Directors. Each of Messrs. Horsch, Kelnberger and Piper takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Horsch, Kelnberger and Piper should serve as a director.

          Interested Persons

          John C. Mueller has extensive experience in the investment management industry, most recently as Co-Chief Executive Officer of The Leuthold Group. His experience and skills as a chief executive officer, as well as his familiarity with the investment management industry, particularly sales and marketing strategies utilized by the Adviser, led to the conclusion that he should serve as a director. As an employee and equity owner of the Funds’ investment adviser, Mr. Mueller is a interested person of the Funds.

Board Leadership Structure

          The Board of Directors has general oversight responsibility with respect to the operation of the Funds, and has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board of Directors has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the Act and other applicable laws. The Board of Directors has established an Audit Committee that is comprised entirely of members of the Board who are disinterested persons of the Funds (the “Independent Directors”). The Chairman of the Board is an Independent Director, and acts as the primary liaison between the Independent Directors and management. The Independent Directors help identify matters for consideration by the Board of Directors and the Chairman of the Board regularly participates in the agenda setting process for Board meetings.

          The Board of Directors has determined that the structure of the Chairman of the Board as an Independent Director and the function and composition of the Audit Committee are appropriate means to provide effective oversight on behalf of the Funds’ shareholders and address any potential conflicts of interest that may arise from the Adviser’s representation on the Board. Further, the Board has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.

Board Oversight of Risk

          Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

          The Board has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and semiannually with the Funds’ chief compliance officer.

          Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees and Meeting Attendance

          The Board of Directors has two committees, the Audit Committee and the Nominating Committee. The members of both committees are comprised of directors who are not “interested persons.” Currently, Messrs. Piper, Horsch and Kelnberger are the members of the Audit Committee and the Nominating Committee.

          The primary functions of the Audit Committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the independent auditors and financial records. The Audit Committee held two meetings during the fiscal year ended September 30, 2012.

          The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors. The Nominating Committee held no meetings during the fiscal year 2012. The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors.

          The Board has no other committees.

          Each director attended at least 75% of the total number of meetings of the Board and of the committees on which such director serves. The Funds do not hold annual meetings and therefore do not have a policy with regard to directors’ attendance at such meetings.

Board Compensation

          The Funds’ standard method of compensating directors is to pay each director who is not an interested person of the Funds a fee of $10,000 for each meeting of the Board of Directors attended. The Funds also pay additional compensation to the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Nominating Committee. The Funds also may reimburse the directors for travel expenses incurred in order to attend meetings of the Board.

          The table below sets forth the compensation paid by the Funds to each of the directors who served during the fiscal year ended September 30, 2012:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors

“Interested Persons”

Steven C. Leuthold [1]	$0	$0	$0	$0

John C. Mueller	$0	$0	$0	$0

“Noninterested Persons”

Lawrence L. Horsch	$62,875	$0	$0	$62,875

Paul M. Kelnberger	$55,000	$0	$0	$55,000

Addison L. Piper	$53,125	$0	$0	$53,125

1 Retired from Board of Directors January 2013.

Director Nomination Process

          General Nominating Policies, Procedures and Processes

          The Nominating Committee is responsible for identifying, evaluating and recommending nominees for director. While the Nominating Committee does not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for director, the Nominating Committee seeks to ensure:

          1.          that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

          2.          that the Board is comprised of directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Funds.

          The Nominating Committee looks at each nominee on a case-by-case basis regardless of who recommends the nominee (the Board in its discretion may consider recommendations by shareholders) to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. Although the Board does not have a specific policy regarding the consideration of diversity in identifying nominees for directors, the Board believes that a diversity of business and other experience benefits the Board. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating Committee may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

          1.          Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

          2.          Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Funds’ operations and interests.

          3.          Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

          4.          Have the ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Funds. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

          5.          As advisable, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

          Process for Shareholder Director Nominees

          The Nominating Committee does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. Because of the size of the Board and the historical small turnover of its members, the Nominating Committee addresses the need to retain members and fill vacancies after discussion among current members. Accordingly, the Nominating Committee has determined that it is appropriate not to have such a policy at this time.

          While the Nominating Committee is not required to consider candidates recommended by the Funds’ shareholders for election as directors, the Nominating Committee in its discretion may consider such recommendations. Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

          A shareholder recommendation for a director nominee should be delivered to the Funds’ Secretary, at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402.

Ownership of Management

          The following table sets forth the dollar range of shares of the Funds beneficially owned by each nominee for director as of the Record Date, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Asset Allocation Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Interested Persons

John C. Mueller	Over $100,000	$50,001-$100,000	Over $100,000	$10,001-$50,000

Noninterested Persons

Lawrence L. Horsch	$50,001-$100,000	None	None	None

Paul M. Kelnberger	$50,001-$100,000	None	$10,001-$50,000	None

Addison L. Piper	None*	None	None	None

* The Adviser manages a separate account for Mr. Piper that utilizes an investment strategy substantially similar to the strategy that the Leuthold Core Investment Fund utilizes. Mr. Piper has over $100,000 invested in this account.

Name of Director	Dollar Range of Equity Securities of Leuthold Global Industries Fund	Dollar Range of Equity Securities of Grizzly Short Fund	Dollar Range of Equity Securities of All Funds

Interested Persons

John C. Mueller	Over $100,000	None	Over $100,000

Noninterested Persons

Lawrence L. Horsch	None	None	$50,001-$100,000

Paul M. Kelnberger	None	None	Over $100,000

Addison L. Piper	None	None	None

Required Vote

          Under Maryland law and pursuant to the Funds’ bylaws, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

          The Board recommends that the shareholders of the Funds vote FOR the election of the nominees to serve as directors of the Funds. Shares represented by executed but unmarked proxies will be voted FOR the election of all of the nominees.

MORE ON PROXY VOTING

Record Date

          Only shareholders of record of the Funds at the close of business on the Record Date are entitled to receive notice of the Special Meeting and may vote at the Special Meeting. Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote.

Principal Shareholders

          Set forth below are the names and addresses of all holders of each of the Funds’ shares who as of the Record Date owned of record or, to the knowledge of the Funds, beneficially more than 5% of the Funds’ then outstanding shares. No person is deemed to “control” a Fund, as that term is defined in the Investment Company Act of 1940, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control.

Leuthold Core Investment Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc.	36.61%
101 Montgomery St
San Francisco, CA 94104-4151

National Financial Services, LLC	18.56%
One World Financial Center
200 Liberty Street
New York, New York 10281-1003

TD Ameritrade, Inc.	10.68%
P.O. Box 2226
Omaha, Nebraska 68103-2226

Officers and Directors as a Group (8 persons)	Less than 1%

Leuthold Core Investment Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc.	41.32%
101 Montgomery St
San Francisco, CA 94104-4151

National Financial Services, LLC	11.96%
One World Financial Center
200 Liberty Street
New York, New York 10281-1003

TD Ameritrade, Inc.	5.61%
P.O. Box 2226
Omaha, Nebraska 68103-2226

Officers and Directors as a Group (8 persons)	Less than 1%

Leuthold Asset Allocation Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc.	28.66%
101 Montgomery St
San Francisco, CA 94104-4151

National Financial Services, LLC	18.95%
One World Financial Center
200 Liberty Street
New York, New York 10281-1003

TD Ameritrade, Inc.	5.10%
P.O. Box 2226
Omaha, Nebraska 68103-2226

Officers and Directors as a Group (8 persons)	Less than 1%

Leuthold Asset Allocation Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc.	28.14%
101 Montgomery St
San Francisco, CA 94104-4151

National Financial Services, LLC	22.94%
One World Financial Center
200 Liberty Street
New York, New York 10281-1003

TD Ameritrade, Inc.	12.93%
P.O. Box 2226
Omaha, Nebraska 68103-2226

American Society of Mechanical Engineers	7.03%
New York U/A 4/22/97
22 Law Dr.
P.O. Box 2900
Fairfield, New Jersey 07004-3297

Officers and Directors as a Group (8 persons)	Less than 1%

Leuthold Global Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc.	52.03%
101 Montgomery St
San Francisco, CA 94104-4151

Officers and Directors as a Group (8 persons)	Less than 1%

Leuthold Global Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc.	24.36%
101 Montgomery St
San Francisco, CA 94104-4151

Mac & Co.	15.89%
P.O. Box 3198
Pittsburgh, Pennsylvania 15230-3198

Wells Fargo Bank, N.A.	13.36%
P.O. Box 1533
Minneapolis, Minnesota 55480-1533

TD Ameritrade, Inc.	7.16%
P.O. Box 2226
Omaha, Nebraska 68103-2226

Officers and Directors as a Group (8 persons)	Less than 1%

Leuthold Select Industries Fund

Name and Address of Beneficial Owner	Percent of Class

TD Ameritrade, Inc.	18.70%
P.O. Box 2226
Omaha, Nebraska 68103-2226

Charles Schwab & Co., Inc.	15.82%
101 Montgomery St
San Francisco, CA 94104-4151

National Financial Services, LLC	11.40%
One World Financial Center
200 Liberty Street
New York, New York 10281-1003

LPL Financial	10.41%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

Officers and Directors as a Group (8 persons)	Less than 1%

Leuthold Global Industries Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc.	7.98%
101 Montgomery St
San Francisco, CA 94104-4151

John C. Mueller	6.99%
c/o Leuthold Weeden Capital Management
33 South Sixth Street, Suite 4600 Minneapolis, MN 55402

Officers and Directors as a Group (8 persons)	9.47%

Leuthold Global Industries Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Fort Worth Country Day School	62.76%
4200 Country Day Lane
Forth Worth, Texas 76109-4299

Gerald & Daphina Cramer Family Foundation	24.22%
707 Westchester Ave, Suite 405
White Plains, New York 10604-3151

Cramer Grandchildren LLC	13.02%
707 Westchester Ave, Suite 405
White Plains, New York 10604-3151

Officers and Directors as a Group (8 persons)	Less than 1%

Grizzly Short Fund

Name and Address of Beneficial Owner	Percent of Class

National Financial Services, LLC	18.19%
One World Financial Center
200 Liberty Street
New York, New York 10281-1003

Charles Schwab & Co., Inc.	17.06%
101 Montgomery St
San Francisco, CA 94104-4151

TD Ameritrade, Inc.	5.73%
P.O. Box 2226
Omaha, Nebraska 68103-2226

Officers and Directors as a Group (8 persons)	Less than 1%

Voting of Proxies

          Whether you expect to be personally present at the Special Meeting or not, please vote your proxy. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted “FOR” the election for the nominees as directors as set forth in the Notice of the Special Meeting of Shareholders and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting. Any shareholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

ADDITIONAL IMPORTANT INFORMATION

Independent Public Accountants

          The Funds engaged Ernst & Young LLP, to perform audit services, audit-related services, and tax services during the past fiscal year ended September 30, 2012 and the prior fiscal year ended September 30, 2011. “Audit services” refer to performing an audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011

Audit Fees	$221,100	$229,100

Audit-Related Fees	$0	$0

Tax Fees	$18,920	$20,880

All Other Fees	$0	$0

          The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

          The percentage of fees billed by Ernest & Young LLP applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011

Audit-Related Fees	0%	0%

Tax Fees	0%	0%

All Other Fees	0%	0%

          All of the principal accountant’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the Funds’ accountants for services to the Funds’ and to the Funds’ investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011

Registrant	$0	$0

Registrant’s Investment Adviser	$0	$0

          Because the Funds’ accountants have not rendered any non-audit services during the last two fiscal years to the Funds’ investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds (together with the Funds’ investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Funds’ Board has not considered whether the provision of such services to the Funds’ investment adviser or the Service Affiliates is compatible with maintaining the independence of the Funds’ accountants.

Administrator and Principal Underwriters

          U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator and fund accountant to the Funds, subject to the overall supervision of the Board. USBFS’ services to the Funds include, but are not limited to, the following: acting as a liaison among the Funds’ service providers; coordinating the Board’s communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR, N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent registered public accountants; monitoring expense accruals; and preparing monthly financial statements.

          Rafferty Capital Markets, LLC serves as the distributor for the Funds. Its principal business address is 1010 Franklin Avenue, Suite 300A, Garden City, New York 11530. Rafferty sells each Fund’s shares on a best efforts basis. Shares of the Funds are offered continuously.

Cost and Methods of Solicitation of Proxies

          Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of the Funds’ investment adviser. In addition, proxy solicitation may be conducted by AST Fund Solutions, which will be paid approximately $6,000 and will be reimbursed for its related expenses. The Funds estimate that their total expenditures relating to the solicitation of proxies will be approximately $77,000. The cost of solicitation of proxies will be borne by the Funds, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to shareholders of the Company.

Submission of Certain Shareholder Proposals

          The Funds are not required to hold annual shareholder meetings. Because the Funds are not required to hold a regular meeting of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Funds.

          Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Funds of any such proposal. Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Funds within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Submission of Other Communications to the Board

          Shareholders of the Funds may communicate with the Board (or individual directors serving on the Board) by sending written communications, addressed to any director or to the Board as a group, to Leuthold Funds, Inc. Attention: Secretary, at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, who will ensure that this communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be.

By Order of the Board of Directors,

Holly J. Weiss, Secretary

April 4, 2013

PROXY CARD

LEUTHOLD FUNDS, INC.
[FUND NAME]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013

The undersigned, revoking prior proxies, hereby appoints John C. Mueller, Holly J. Weiss and Roger A. Peters, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota, 55402 on May 13, 2013, at 10:00 A.M. Central Time, or at any adjournment or postponement thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (877) 478-5046 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 13, 2013. The proxy statement and copies of the Fund’s most recent annual report to shareholders are available at: www.proxyonline.com/docs/leuthold2013.pdf

TAGID:	CUSIP:

[FUND NAME]

This proxy is solicited on behalf of the Board of Directors, and the nominees identified below have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated or “FOR” the nominees if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IDENTIFIED BELOW.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope
TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: █

VOTE ON:

Election of four directors to the Board of Directors of Leuthold Funds, Inc.
	FOR	WITHHOLD

1. Lawrence L. Horsch	☐	☐

2. Paul M. Kelnberger	☐	☐

3. Addison L. Piper	☐	☐

4. John C. Mueller	☐	☐

In their discretion, the proxies are authorized to vote upon such other business that may come up at the Special Meeting or any adjournment or postponement thereof.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL. PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

TAGID:	CUSIP: